UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2014 (January 2, 2014)

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1225 Seventeenth Street, Suite 1000, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 635-4500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously reported, on January 2, 2014, The WhiteWave Foods Company (“WhiteWave” or the “Company”) completed its previously disclosed acquisition of all of the business of Earthbound Farm (“Earthbound Holdings I, LLC”) in accordance with an Agreement and Plan of Merger dated December 8, 2013. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K/A filed by WhiteWave with the Securities and Exchange Commission on March 20, 2014 to include the audit opinion in accordance with PCAOB standards issued by Deloitte & Touche LLP on the financial statements of Earthbound Farm (“Earthbound Holdings I, LLC”) to comply with Regulation S-X Role 3-10 (g) and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A. No other changes were made to the rest of the filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The audited Consolidated Financial Statements of Earthbound Holdings I, LLC as of and for the year ended December 31, 2013, which are filed with this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes relating to The WhiteWave Food Company’s acquisition of Earthbound Holdings I, LLC for the year ended December 31, 2013 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Consolidated Financial Statements of Earthbound Holdings I, LLC as of and for the year ended December 31, 2013.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014	THE WHITEWAVE FOODS COMPANY

	By:	/s/ James T. Hau
James T. Hau
Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Consolidated Financial Statements of Earthbound Holdings I, LLC as of and for the year ended December 31, 2013.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes for the year ended December 31, 2013.